Exhibit 10.105

AMENDMENT No. 1

TO THE SHARE VESTING, CANCELLATION AND REISSUANCE AGREEMENT

This Amendment No. 1 (“Amendment”) to the Share Vesting, Cancellation and Reissuance Agreement dated December 8, 2022 (the ”Agreement”) is made and entered into as of May 18, 2023, by and between La Rosa Holdings Corp., a State of Nevada corporation (the “Company”), having its principal place of business at 1420 Celebration Blvd, 2nd Floor, Celebration, Florida 34747, on the one hand, and Bonilla Opportunity Fund I, LTD (“BOF”), CGB- TRUST-1001-01-13-22 and ELG Trust 1004-09-01-13 (the “Trusts” and together with BOF the “Share Partner”), having its principal place of business at 7901 Kingspointe Parkway, Ste 8, Orlando Florida 32819, on the other hand. Company and Share Partner are referred to herein as the “Parties.”

RECITALS

WHEREAS, the Company and the Share Partners desire to amend the Agreement to revise certain terms, conditions and obligations of the Parties with respect to the number of shares to be reissued to the Share Partner pursuant to the Agreement.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1.	Section 3 of the Agreement is hereby deleted in its entirety, and in its place the following is inserted:

“ 3. REISSUANCE OF THE SHARES. The total number of Shares to be issued for the benefit of the Share Partner shall represent 4% of total Company shares issued and outstanding on the date of the closing of the IPO. One-half of such Shares shall be issued to ELG-TRUST-1004-09-01-13 and one- half of such Shares shall be issued to CGB-TRUST-1001-01-13-22, at the earlier of: (i) within ten days after the Company’s common stock commences trading on a Senior Exchange as set forth in the Advisory Agreement; or (ii) any Merger, SPAC or any similar deal structured by the Company with any third party; or (iii) on the date that is the six month anniversary of the date of this Agreement (the “Closing”). Such issuance shall be in full satisfaction of Share Partner’s “true up” right to receive four percent (4%) of the issued and outstanding shares of the Company’s common stock at the time of its IPO.”

2.	Section 5 of the Agreement is hereby deleted in its entirety, and in its place the following is inserted:

“5. RESTRICTED SECURITIES AND REGISTRATION RIGHTS. Share Partner understands that the Shares are characterized as “restricted securities” under the U.S. Securities Act of 1933, as amended (the “Securities Act”). However, the Parties agree that the Shares will be registered for resale whenever the Company registers its common stock under the Securities Act, in a registration statement filed with the U.S. Securities and Exchange Commission, with respect to the IPO. For the avoidance of doubt, all of the Shares issued or issuable to the Share Partner pursuant to this Agreement will be registered in the registration statement on the Form S-1 filed by the Company with the Securities and Exchange Commission in connection with its IPO”.

3.	Except as set forth above, all of the terms, conditions and provisions of the Agreement shall be and remain in full force and effect. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement. This Amendment shall be effective on the date set forth above.

[SIGNATURE PAGE TO THE AMENDMENT FOLLOWS]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed on the date first written above.

“PRINCIPAL’’		“SHARE PARTNER’’

LA ROSA HOLDINGS CORP.		BONILLA OPPORTUNITY FUND I, LTD

By:	/s/ Joseph La Rosa	BONILLA OPPORTUNITY FUND I, LTD, a
	Joseph La Rosa, Chief Executive Officer	Florida limited partnership

By:	BONILLA DEVELOPERS INC, a Florida
corporation; the General Partner

By:	/s/ Carlos G. Bonilla
Carlos G. Bonilla, President

ELG-TRUST-1004-09-01-13, Assignee

By:	/s/ Carlos J. Bonilla
Carlos J. Bonilla

By:	/s/ Carlos G. Bonilla
Carlos G. Bonilla

CGB-TRUST-1001-01-13-22, Assignee

By:	/s/ Carlos G. Bonilla
Carlos G. Bonilla

By:	/s/ Carlos G. Bonilla
Carlos G. Bonilla, Trustee